Exhibit 32

                  Certifications Pursuant to Section 906 of the
                               Sarbanes-Oxley Act







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                                   Exhibit 32
      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                         OF KLAMATH FIRST BANCORP, INC.
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Klamath First Bancorp, Inc. (the "Company") on Form 10-K for the period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. the Report fully complies with the requirements of Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended, and

     2. the information contained in the report fairly presents, in all material respects, the Company's financial condition and results of operations.



_/s/ Kermit K. Houser_________________        _/s/ Marshall J. Alexander_______
Kermit K. Houser                              Marshall J. Alexander
Chief Executive Officer                       Chief Financial Officer

Dated: December 29, 2003

A signed original of this written statement required by Section 906 has been provided to Klamath First Bancorp, Inc. and will be retained by Klamath First Bancorp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.